EXHIBIT 99.1

Final Mortgage Pool

General

The mortgage pool consists of one- to four-family, adjustable rate and fixed-rate, fully-amortizing and interest-only residential mortgage loans secured by first liens on mortgaged properties. The mortgage loans have original terms to maturity of not greater than 30 years.

References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of September 27, 2005.

The mortgage pool is divided into two sub-groups of mortgage loans, Loan Group I and Loan Group II. The mortgage loans in the two sub-groups are referred to as the Group I Loans and the Group II Loans.

The mortgage pool includes the initial mortgage loans and the subsequent mortgage loans in Loan Group I and Loan Group II (each, a “Group I subsequent mortgage loan” or “Group II subsequent mortgage loan”, as applicable). The initial mortgage loans are the mortgage loans deposited into the trust on the Closing Date. The Group I subsequent mortgage loans and Group II subsequent mortgage loans were purchased with amounts on deposit in the related pre-funding account described in the prospectus supplement.

The Seller conveyed the initial mortgage loans to the company on the Closing Date pursuant to the Mortgage Loan Purchase Agreement and the company conveyed the initial mortgage loans to the trust on the Closing Date pursuant to the Agreement. The company conveyed the Group I subsequent mortgage loans and Group II subsequent mortgage loans to the trust on September 27, 2005. The Group I subsequent mortgage loans were acquired with amounts on deposit in the Group I Pre-Funding Account pursuant to the Group I Subsequent Transfer Instrument. The Group II subsequent mortgage loans were acquired with amounts on deposit in the Group II Pre-Funding Account pursuant to the Group II Subsequent Transfer Instrument. The Seller has made certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement and with respect to the Group I subsequent mortgage loans and Group II subsequent mortgage loans in the Group I subsequent mortgage loan purchase agreement and Group II subsequent mortgage loan purchase agreement. These representations and warranties have been assigned by the Company to the Trustee for the benefit of the Certificateholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Certificateholders. See “The Mortgage Pools—Representations by Sellers” in the prospectus.

The mortgage loans were originated or acquired by the Originator in accordance with the underwriting criteria described in the prospectus supplement. Approximately 58.33% of the mortgage loans were underwritten pursuant to, or in accordance with, the standards of the Seller’s Five Star Series™ Program for first lien mortgage loans. Approximately 10.57% of the mortgage loans were underwritten pursuant to, or in accordance with, the standards of the Seller’s Five Star Expanded™ Program for first lien mortgage loans. Approximately 7.84% of the mortgage loans were underwritten to the seller's guidelines for jumbo-A “prime” mortgage loans. Approximately 14.15% of the mortgage loans were acquired in bulk purchases from conduit sellers with similar non-conforming underwriting standards and guidelines. Approximately 9.11% of the mortgage loans were acquired in a bulk purchase from Provident Savings Bank.

The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Servicer, registered electronically through the MERS® System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Servicer, registered electronically through the MERS® System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the Trustee, and does not have any interest in the mortgage loan. For additional information regarding the recording of mortgages in the name of MERS see “Yield on the Certificates” in the prospectus supplement.

None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or classified and/or defined as a “high cost home loan” under any federal, state or local law.

Prepayment Charges

Approximately 71.36% and 74.21% of the Group I Loans and the Group II Loans, respectively, provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on partial or full prepayments made within six months to five years or some other period as provided in the related mortgage note from the date of origination of the mortgage loan. However, with respect to 0.89% of the Group I Loans and 0% of the Group II Loans, respectively, the borrower does not have to pay a prepayment penalty within 90 days of any rate increase. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan or another amount permitted by applicable law. The amount of the prepayment charge will, for the majority of the mortgage loans, be equal to 6 months’ advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan, but it may be a lesser or greater amount as provided in the related mortgage notes. The holders of the Class P Certificates will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the other classes of certificates. The Master Servicer, Servicer or Subservicer may waive the collection of any otherwise applicable prepayment charge or reduce the amount thereof actually collected, but only if done so in compliance with the prepayment charge waiver standards set forth in the applicable agreement. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

Approximately 51.26% and 55.26% of the Group I Loans and the Group II Loans, respectively, have prepayment charges which are “hard” throughout the period for which a prepayment charge applies, meaning that the borrower has to cover the prepayment charge regardless of the reason for prepayment; provided, however, approximately 12.07% and 14.64% of the Group I Loans and the Group II Loans, respectively, have prepayment charges which are “hard” for an initial period of six or twelve months, and then “soft” for the remainder of the period for which a prepayment charge applies, meaning that the borrower has to cover the prepayment charge unless the borrower has conveyed the related mortgaged property to a third-party. Approximately 8.03% and 4.31% of the Group I Loans and the Group II Loans, respectively, have prepayment charges which are “soft” throughout the period(s) for which a prepayment charge applies.

Primary Mortgage Insurance and Lender-Paid Primary Insurance Policy

None of the mortgage loans with a loan-to-value ratio or a combined loan-to-value ratio at origination in excess of 80.00% under the Seller’s Five Star Expanded Program will be insured by either a borrower-paid primary insurance policy issued by a private mortgage insurer or the Lender-Paid Primary Insurance Policy.

Approximately 51.51% and 29.29% of the Group I Loans and the Group II Loans, respectively, with loan-to-value ratios at origination in excess of 80.00% are covered by the Lender-Paid Primary Insurance Policy. The Lender-Paid Insured Loans covered by the Lender-Paid Primary Insurance Policy were originated pursuant to the Seller’s Five Star Series Program. The initial Lender-Paid Primary Insurance Rates have a weighted average of 0.81% per annum.

Mortgage Loan Characteristics – Total Mortgage Pool

The mortgage pool contains approximately 4,870 mortgage loans and have an aggregate principal balance of approximately $1,318,157,859 as of September 27, 2005. No mortgage loan had a principal balance at origination of greater than approximately $2,000,000 or less than approximately $40,000. No mortgage loan had a principal balance as of September 27, 2005 of greater than approximately $2,000,000 or less than approximately $40,000.

As of September 27, 2005, the mortgage loans had mortgage rates ranging from approximately 3.875% per annum to approximately 11.000% per annum. The weighted average remaining term of the mortgage loans will be approximately 355 months as of September 27, 2005. None of the mortgage loans will have a first Due Date prior to December 2004 or after October 2005, or will have a remaining term of less than 175 months or greater than 360 months as of September 27, 2005. The latest maturity date of any mortgage loan is September 2035.

Approximately 38.11% of the mortgage loans have fixed interest rates and approximately 61.89% of the mortgage loans have adjustable interest rates, in some cases after an initial fixed interest rate period.

None of the mortgage loans were 30 days or more delinquent as of September 27, 2005. As used in the prospectus supplement, a loan is considered to be “30 to 59 days” or “30 or more days” delinquent when a payment due on any due date remains unpaid as of the close of business on the next following monthly due date. However, since the determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month, a loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would still be considered current as of July 31. If that payment remained unpaid as of the close of business on August 31, the loan would then be considered to be 30 to 59 days delinquent. Delinquency information presented here is determined and prepared as of the close of business on the last business day immediately prior to September 27, 2005.

Approximately 71.96% of the mortgage loans provide for prepayment charges.

Approximately 1.97% of the mortgage loans are covered by a borrower-paid Primary Insurance Policy issued by a private mortgage insurer.

Approximately 1.81% of the mortgage loans are covered by the Lender-Paid Primary Insurance Policy.

As set forth in the “Credit Scores” tables below related to the mortgage loans, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower’s credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower’s probability of default. The credit score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

Set forth below is a description of certain additional characteristics of the mortgage loans as of September 27, 2005, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance of the mortgage loans as of September 27, 2005, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Original Principal Balances of the Mortgage Loans

Original Principal Balances($)	Number of Mortgage Loans	Aggregate Original Principal Balance	Percentage of Original Aggregate Principal Balance	Average Original Principal Balance	Weighted Average Coupon*	Weighted Average Loan-to-Value Ratio*	Weighted Average Credit Score*	Percentage of Interest Only Mortgage Loans
25,000.01 - 50,000.00	19	$ 875,424	0.07%	$ 46,075	6.922%	57.96	712	30.42%
50,000.01 - 75,000.00	89	5,826,001	0.44	65,461	6.861	70.04	702	42.12
75,000.01 - 100,000.00	265	23,754,576	1.80	89,640	6.586	72.28	696	57.65
100,000.01 - 125,000.00	419	47,737,161	3.62	113,931	6.578	76.70	701	66.90
125,000.01 - 150,000.00	493	67,967,288	5.15	137,865	6.397	76.38	705	73.94
150,000.01 - 175,000.00	409	66,156,143	5.01	161,751	6.383	76.81	699	69.90
175,000.01 - 200,000.00	373	69,969,157	5.30	187,585	6.351	75.99	695	66.10
200,000.01 - 225,000.00	318	67,663,083	5.13	212,777	6.252	76.01	693	74.61
225,000.01 - 250,000.00	297	70,880,610	5.37	238,655	6.143	76.02	698	72.74
250,000.01 - 275,000.00	283	74,174,514	5.62	262,101	6.221	76.73	696	72.90
275,000.01 - 300,000.00	290	83,661,273	6.34	288,487	6.158	75.79	694	74.75
300,000.01 - 325,000.00	217	67,925,020	5.15	313,019	6.146	76.49	696	78.35
325,000.01 - 359,650.00	286	98,349,623	7.45	343,880	6.123	76.67	695	74.48
359,650.01 - 500,000.00	720	305,204,576	23.13	423,895	6.145	77.26	699	77.95
500,000.01 - 1,000,000.00	371	238,555,405	18.08	643,006	6.094	73.95	710	84.64
1,000,000.01 - 1,250,000.00	5	5,393,225	0.41	1,078,645	5.839	63.99	738	79.36
1,250,000.01 - 1,500,000.00	7	9,517,000	0.72	1,359,571	5.994	57.70	697	86.69
1,500,000.01 - 1,750,000.00	3	4,793,300	0.36	1,597,767	5.728	45.45	743	100.00
1,750,000.01 - 2,000,000.00	6	11,072,250	0.84	1,845,375	5.831	62.08	728	100.00
Total	4,870	$1,319,475,629	100.00%	$ 270,940	6.201%	75.60	700	76.13%

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*Weighted by the original balance

The average principal balance of the Mortgage Loans at origination was approximately $270,940.

Current Principal Balances of the Mortgage Loans

Current Principal Balances($)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut–off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
25,000.01 - 50,000.00	19	$ 874,027	0.07%	$ 46,001	6.922%	57.95	712	30.47%
50,000.01 - 75,000.00	90	5,883,117	0.45	65,368	6.850	70.25	702	41.54
75,000.01 - 100,000.00	264	23,653,084	1.79	89,595	6.588	72.26	696	57.89
100,000.01 - 125,000.00	419	47,684,512	3.62	113,806	6.578	76.70	701	66.95
125,000.01 - 150,000.00	493	67,906,454	5.15	137,741	6.397	76.38	705	73.98
150,000.01 - 175,000.00	410	66,275,146	5.03	161,647	6.384	76.82	699	69.77
175,000.01 - 200,000.00	373	69,915,402	5.30	187,441	6.349	75.99	694	66.14
200,000.01 - 225,000.00	319	67,851,251	5.15	212,700	6.256	75.93	694	74.38
225,000.01 - 250,000.00	295	70,381,668	5.34	238,582	6.140	76.10	698	73.25
250,000.01 - 275,000.00	283	74,120,967	5.62	261,912	6.222	76.73	696	72.94
275,000.01 - 300,000.00	292	84,181,552	6.39	288,293	6.157	75.69	695	74.61
300,000.01 - 325,000.00	217	67,903,490	5.15	312,919	6.145	76.58	696	78.85
325,000.01 - 359,650.00	288	99,007,814	7.51	343,777	6.132	76.79	694	73.62
359,650.01 - 500,000.00	716	303,350,381	23.01	423,674	6.142	77.24	699	78.23
500,000.01 - 1,000,000.00	371	238,431,153	18.09	642,672	6.094	73.96	710	84.67
1,000,000.01 - 1,250,000.00	5	5,389,884	0.41	1,077,977	5.839	63.99	738	79.41
1,250,000.01 - 1,500,000.00	7	9,502,044	0.72	1,357,435	5.994	57.70	697	86.81
1,500,000.01 - 1,750,000.00	3	4,782,800	0.36	1,594,267	5.730	45.47	743	100.00
1,750,000.01 - 2,000,000.00	6	11,063,115	0.84	1,843,853	5.832	62.07	728	100.00
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

As of September 27, 2005, the average current principal balance of the mortgage loans will be approximately $270,669.

Mortgage Rates of the Mortgage Loans

Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
3.500 - 3.999	1	$ 274,899	0.02%	$274,899	3.875%	80.00	707	100.00%
4.000 - 4.499	2	506,661	0.04	253,331	4.162	72.97	688	100.00
4.500 - 4.999	52	18,314,646	1.39	352,205	4.778	75.40	737	91.09
5.000 - 5.499	352	112,591,668	8.54	319,863	5.206	70.91	728	86.50
5.500 - 5.999	1,214	382,241,642	29.00	314,861	5.769	72.79	715	78.75
6.000 - 6.499	1,468	398,661,493	30.24	271,568	6.199	75.79	698	75.04
6.500 - 6.999	1,109	260,194,096	19.74	234,620	6.671	78.14	682	73.04
7.000 - 7.499	363	83,960,425	6.37	231,296	7.173	79.98	679	75.74
7.500 - 7.999	222	44,546,242	3.38	200,659	7.677	83.71	668	55.88
8.000 - 8.499	58	11,484,982	0.87	198,017	8.162	83.02	666	60.58
8.500 - 8.999	24	4,491,915	0.34	187,163	8.664	85.99	658	60.78
9.000 - 9.499	2	272,200	0.02	136,100	9.293	98.05	618	100.00
9.500 - 9.999	1	400,000	0.03	400,000	9.875	94.12	609	100.00
10.000 - 10.499	1	135,019	0.01	135,019	10.000	80.00	656	0.00
11.000 - 11.499	1	81,971	0.01	81,971	11.000	80.00	687	0.00
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

The weighted average mortgage rate of the mortgage loans was approximately 6.201% per annum.

Next Adjustment Date of the Adjustable Mortgage Loans

Next Adjustment Date	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
October 1, 2005	19	$ 7,067,987	0.87%	$ 371,999	5.165%	77.34	716	96.97%
November 1, 2005	26	7,785,578	0.95	299,445	5.755	74.69	707	85.22
December 1, 2005	29	9,356,355	1.15	322,633	6.024	79.41	704	94.64
January 1, 2006	18	6,869,396	0.84	381,633	5.789	69.17	712	96.41
February 1, 2006	4	2,545,600	0.31	636,400	5.843	68.13	676	100.00
March 1, 2006	2	337,600	0.04	168,800	4.458	80.00	715	100.00
February 1, 2007	2	649,004	0.08	324,502	6.153	75.84	609	0.00
March 1, 2007	1	326,757	0.04	326,757	6.750	90.00	671	0.00
April 1, 2007	36	10,242,046	1.26	284,501	6.129	78.11	682	83.02
May 1, 2007	86	23,202,274	2.84	269,794	6.343	77.99	678	80.53
June 1, 2007	331	91,092,698	11.17	275,205	6.255	79.27	677	82.08
July 1, 2007	345	93,316,228	11.44	270,482	6.268	80.15	682	88.36
August 1, 2007	280	83,838,253	10.28	299,422	6.297	80.81	681	82.70
September 1, 2007	102	31,017,334	3.80	304,092	6.404	78.62	661	74.34
November 1, 2007	1	104,782	0.01	104,782	4.625	91.05	598	0.00
February 1, 2008	1	88,784	0.01	88,784	7.586	85.00	589	0.00
April 1, 2008	11	2,923,311	0.36	265,756	5.872	77.11	736	100.00
May 1, 2008	44	14,809,700	1.82	336,584	6.194	75.09	711	83.43
June 1, 2008	61	20,038,771	2.46	328,504	6.214	76.90	699	90.10
July 1, 2008	50	12,733,298	1.56	254,666	6.089	78.11	699	85.06
August 1, 2008	24	5,841,011	0.72	243,375	6.279	80.78	694	82.22
September 1, 2008	15	4,489,424	0.55	299,295	6.278	79.18	676	91.60
March 1, 2010	2	511,600	0.06	255,800	5.936	78.71	695	100.00
April 1, 2010	30	6,593,694	0.81	219,790	6.050	77.75	720	90.34
May 1, 2010	105	31,377,182	3.85	298,830	6.210	77.35	703	94.37
June 1, 2010	372	102,894,104	12.61	276,597	6.058	76.79	713	94.25
June 30, 2010	1	449,000	0.06	449,000	5.875	68.57	683	100.00
July 1, 2010	407	109,175,845	13.38	268,245	6.128	77.71	707	94.05
August 1, 2010	295	73,120,470	8.96	247,866	6.268	78.39	707	95.34
September 1, 2010	82	17,736,621	2.17	216,300	6.303	77.74	701	97.76
May 1, 2012	4	1,285,438	0.16	321,360	5.671	68.94	720	100.00
June 1, 2012	35	11,960,757	1.47	341,736	5.675	74.95	734	94.05
July 1, 2012	31	12,600,838	1.54	406,479	5.915	74.10	733	90.76

August 1, 2012	22	6,514,122	0.80	296,096	5.569	78.71	737	91.47
September 1, 2012	4	1,308,500	0.16	327,125	5.755	68.18	697	100.00
June 1, 2015	22	7,667,776	0.94	348,535	5.683	75.39	760	100.00
July 1, 2015	10	3,167,609	0.39	316,761	5.676	73.86	743	100.00
August 1, 2015	2	512,500	0.06	256,250	5.409	68.94	739	100.00
September 1, 2015	2	276,000	0.03	138,000	5.690	70.96	780	100.00
Total	2,914	$815,828,247	100.00%	$ 279,969	6.166%	78.15	697	89.21%

As of September 27, 2005, the weighted average remaining months to the next adjustment date of the adjustable rate mortgage loans will be approximately 41 months.

Gross Margin of the Adjustable Mortgage Loans

Gross Margins (%)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
1.000 - 1.499	1	$ 150,400	0.02%	$ 150,400	4.250%	80.00	659	100.00%
2.000 - 2.499	1,276	331,019,725	40.57	259,420	6.013	77.05	715	95.43
2.500 - 2.999	786	243,910,274	29.90	310,318	6.115	78.18	696	94.42
3.000 - 3.499	312	80,940,398	9.92	259,424	6.078	76.31	707	93.96
3.500 - 3.999	105	37,778,724	4.63	359,797	6.073	75.81	699	93.49
4.000 - 4.499	20	6,555,195	0.80	327,760	6.767	78.34	701	88.45
4.500 - 4.999	20	6,864,639	0.84	343,232	5.708	80.04	658	59.30
5.000 - 5.499	89	28,144,634	3.45	316,232	6.274	81.44	662	62.45
5.500 - 5.999	133	36,651,736	4.49	275,577	6.666	81.85	638	53.87
6.000 - 6.499	68	18,013,046	2.21	264,898	7.041	85.54	627	58.53
6.500 - 6.999	70	17,504,281	2.15	250,061	7.306	86.61	630	44.92
7.000 - 7.499	24	6,095,957	0.75	253,998	7.926	85.74	635	57.98
7.500 - 7.999	9	2,033,238	0.25	225,915	8.540	90.31	636	40.29
8.000 - 8.499	1	166,000	0.02	166,000	9.400	100.00	581	100.00
Total	2,914	$ 815,828,247	100.00%	$ 279,969	6.166%	78.15	697	89.21%

As of September 27, 2005, the weighted average gross margin of the adjustable rate mortgage loans will be approximately 3.103% per annum.

Maximum Mortgage Rate of the Adjustable Mortgage Loans

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
9.500 - 9.999	11	$ 3,719,375	0.46%	$ 338,125	4.795%	73.62	744	97.18%
10.000 - 10.499	102	29,656,338	3.64	290,748	5.190	74.88	734	99.15
10.500 - 10.999	401	120,784,421	14.81	301,208	5.677	76.26	713	95.01
11.000 - 11.499	594	158,454,778	19.42	266,759	5.869	77.68	711	94.21
11.500 - 11.999	681	195,760,369	24.00	287,460	6.032	77.11	706	93.84
12.000 - 12.499	519	147,554,827	18.09	284,306	6.347	78.66	684	88.67
12.500 - 12.999	344	92,828,189	11.38	269,849	6.743	79.76	668	77.19
13.000 - 13.499	126	31,178,023	3.82	247,445	7.261	82.53	664	77.58
13.500 - 13.999	94	24,204,103	2.97	257,490	7.648	86.27	655	53.60
14.000 - 14.499	20	4,810,866	0.59	240,543	7.981	85.09	643	51.45
14.500 - 14.999	10	2,589,446	0.32	258,945	8.437	87.00	635	60.85
15.000 - 15.499	2	272,200	0.03	136,100	9.293	98.05	618	100.00
15.500 - 15.999	1	400,000	0.05	400,000	9.875	94.12	609	100.00
16.500 - 16.999	1	676,000	0.08	676,000	4.875	80.00	659	100.00
17.000 - 17.499	1	331,750	0.04	331,750	5.250	79.00	687	100.00
17.500 - 17.999	1	159,311	0.02	159,311	5.625	80.00	704	0.00
18.000 - 18.499	3	1,500,219	0.18	500,073	6.141	74.69	688	84.33
18.500 - 18.999	3	948,033	0.12	316,011	6.714	80.00	693	43.24
Total	2,914	$ 815,828,247	100.00%	$ 279,969	6.166%	78.15	697	89.21%

As of September 27, 2005, the weighted average Maximum Mortgage Rate of the adjustable rate mortgage loans will be approximately 11.779% per annum.

Minimum Mortgage Rates of the Adjustable Mortgage Loans

Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
1.000 - 1.499	1	$ 150,400	0.02%	$ 150,400	4.250%	80.00	659	100.00%
2.000 - 2.499	1,276	331,019,725	40.57	259,420	6.013	77.05	715	95.43
2.500 - 2.999	786	243,910,274	29.90	310,318	6.115	78.18	696	94.42
3.000 - 3.499	312	80,940,398	9.92	259,424	6.078	76.31	707	93.96
3.500 - 3.999	105	37,778,724	4.63	359,797	6.073	75.81	699	93.49
4.000 - 4.499	18	5,935,995	0.73	329,777	6.911	78.16	700	87.24
5.000 - 5.499	21	6,591,577	0.81	313,885	6.219	78.74	698	100.00
5.500 - 5.999	32	10,919,136	1.34	341,223	5.815	80.54	661	66.61
6.000 - 6.499	86	25,962,822	3.18	301,893	6.264	82.09	645	52.58
6.500 - 6.999	146	38,923,250	4.77	266,598	6.737	81.83	638	54.65
7.000 - 7.499	53	14,052,461	1.72	265,141	7.187	85.17	629	60.17
7.500 - 7.999	57	14,717,700	1.80	258,205	7.671	89.51	629	37.63
8.000 - 8.499	13	2,893,558	0.35	222,581	8.250	87.86	629	26.59
8.500 - 8.999	6	1,466,228	0.18	244,371	8.676	90.91	637	55.88
9.000 - 9.499	1	166,000	0.02	166,000	9.400	100.00	581	100.00
9.500 - 9.999	1	400,000	0.05	400,000	9.875	94.12	609	100.00
Total	2,914	$ 815,828,247	100.00%	$ 279,969	6.166%	78.15	697	89.21%

As of September 27, 2005, the weighted average minimum Mortgage Rate of the adjustable rate mortgage loans will be approximately 3.220% per annum.

Initial Rate Cap of the Adjustable Mortgage Loans

Initial Rate Cap (%)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
1.00	89	$ 30,050,011	3.68%	$ 337,641	5.715%	75.33	708	95.72%
1.50	4	1,094,158	0.13	273,540	6.472	76.83	648	80.66
2.00	57	18,458,890	2.26	323,840	6.112	78.20	706	92.79
2.25	1	238,000	0.03	238,000	5.750	78.03	781	100.00
3.00	1,303	366,361,534	44.91	281,168	6.279	79.50	680	83.11
5.00	1,229	321,009,317	39.35	261,196	6.165	77.94	707	94.75
6.00	231	78,616,337	9.64	340,330	5.825	73.89	732	91.80
Total	2,914	$ 815,828,247	100.00%	$ 279,969	6.166%	78.15	697	89.21%

Periodic Rate Cap of the Adjustable Mortgage Loans

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
1.00	2,913	$ 815,308,247	99.94%	$ 279,886	6.165%	78.15	697	89.21%
2.00	1	520,000	0.06	520,000	7.850	80.00	702	100.00
Total	2,914	$ 815,828,247	100.00%	$ 279,969	6.166%	78.15	697	89.21%

Loan-to-Value Ratios of the Mortgage Loans

Loan-to-Value Ratios of the Mortgage Loans (%)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
Less than or equal to 25.00	20	$ 3,582,702	0.27%	$ 179,135	6.444%	18.21	698	77.27%
25.01 - 30.00	26	4,247,269	0.32	163,356	5.720	27.19	724	33.49
30.01 - 35.00	20	4,368,353	0.33	218,418	5.869	32.97	694	57.63
35.01 - 40.00	40	10,483,955	0.80	262,099	5.788	37.95	725	57.48
40.01 - 45.00	53	14,383,472	1.09	271,386	5.845	42.84	713	59.51
45.01 - 50.00	91	21,630,487	1.64	237,698	5.890	47.82	724	47.36
50.01 - 55.00	95	31,644,608	2.40	333,101	5.903	52.65	718	62.19
55.01 - 60.00	149	48,174,604	3.65	323,319	5.882	58.05	701	61.41
60.01 - 65.00	227	72,550,572	5.50	319,606	5.893	63.77	701	65.30
65.01 - 70.00	297	80,690,174	6.12	271,684	6.153	69.17	702	72.74
70.01 - 75.00	328	98,784,254	7.49	301,172	6.220	73.74	703	74.21
75.01 - 80.00	2,984	797,603,522	60.51	267,293	6.179	79.72	703	82.77
80.01 - 85.00	79	25,036,384	1.90	316,916	6.627	84.43	641	60.59
85.01 - 90.00	292	70,806,365	5.37	242,488	6.887	89.60	665	60.85
90.01 - 95.00	131	26,548,633	2.01	202,661	7.139	94.82	691	70.09
95.01 - 100.00	38	7,622,507	0.58	200,592	6.405	100.00	728	87.61
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%
____________________

The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 10.61% and 100.00%, respectfully, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 75.60%.

The loan-to-value ratios indicated above do not give effect to any second lien mortgage not included in the trust but originated simultaneously with a first lien mortgage loan included in the trust. See “Risk Factors—Some of the Mortgage Loans Were Originated Simultaneously with Second Liens” in the Prospectus Supplement. The weighted average of the original loan-to-value ratios of the first lien mortgage loans without a related second mortgage lien mortgage loan and the combined loan-to-value ratios of the related first lien mortgage loans, included in the trust, and the second lien mortgage loans, not included in the trust, in each case as of origination, was approximately 73.28%.

Occupancy Types of the Mortgage Loans

Occupancy (as indicated by borrower)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
Investor Occupied	802	$ 157,748,887	11.97%	$ 196,694	6.572%	73.83	712	68.33%
Owner Occupied	3,846	1,112,286,266	84.38	289,206	6.130	75.80	699	77.00
Second Home	222	48,122,706	3.65	216,769	6.631	76.79	701	82.53
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

Documentation Type of the Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
Full Documentation Provided	1,086	$ 277,351,588	21.04%	$ 255,388	6.009%	77.32	712	74.83%
No Income / No Asset	629	155,332,650	11.78	246,952	6.218	66.75	703	62.95
No Ratio	332	98,136,452	7.44	295,592	6.334	74.21	707	82.62
Stated Income / Stated Asset	1,092	299,622,842	22.73	274,380	6.404	76.95	681	64.78
Stated Income / Verified Assets	1,731	487,714,326	37.00	281,753	6.154	76.89	703	86.82
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

See “—Details of Specific Programs of the Originator” in the Prospectus Supplement for a detailed description of the Originator’s loan programs and documentation requirements.

Credit Scores of the Mortgage Loans

Credit Score	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
526 - 550	1	$ 115,683	0.01%	$ 115,683	8.400%	70.24	533	0.00%
551 - 575	4	1,175,412	0.09	293,853	6.633	80.48	570	24.16
576 - 600	79	19,905,796	1.51	251,972	6.796	79.57	590	34.84
601 - 625	218	59,474,031	4.51	272,817	6.737	80.16	616	55.71
626 - 650	614	155,928,956	11.83	253,956	6.496	75.44	639	71.42
651 - 675	818	210,494,185	15.97	257,328	6.356	76.34	664	77.94
676 - 700	897	246,995,959	18.74	275,358	6.209	76.09	688	79.13
701 - 725	708	200,577,345	15.22	283,301	6.093	75.46	713	80.36
726 - 750	621	168,137,988	12.76	270,754	5.984	75.63	737	81.16

751 - 775	511	144,958,840	11.00	283,677	5.957	74.18	763	79.61
776 - 800	327	90,516,433	6.87	276,809	5.938	72.40	786	71.36
801 - 825	72	19,877,231	1.51	276,073	5.848	71.07	807	75.84
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
Single Family	2,723	$ 779,622,232	59.14%	$ 286,310	6.163%	74.47	698	74.69%
Pud	1,347	316,225,140	23.99	234,763	6.217	78.03	703	83.48
Condo	457	110,445,073	8.38	241,674	6.156	78.11	713	87.81
2-4 Family	343	111,865,414	8.49	326,138	6.474	74.14	694	54.20
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

Geographic Distribution of Mortgaged Properties of the Mortgage Loans

State	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
California	1,862	$ 653,329,395	49.56%	$ 350,875	5.995%	73.40	704	79.66%
Georgia	883	167,022,927	12.67	189,154	6.055	78.74	716	86.69
New Jersey	301	89,617,062	6.80	297,731	6.635	78.51	678	60.46
New York	230	78,458,793	5.95	341,125	6.410	74.24	680	53.05
Florida	360	72,823,010	5.52	202,286	6.699	79.01	695	82.04
Nevada	124	30,538,864	2.32	246,281	6.172	77.25	705	93.38
Arizona	131	28,686,027	2.18	218,977	6.484	79.03	699	76.42
Massachusetts	81	26,008,520	1.97	321,093	6.539	74.34	694	64.08
Washington	83	20,965,797	1.59	252,600	6.038	80.16	693	84.98
Colorado	76	19,604,784	1.49	257,958	6.420	77.71	701	95.96
Texas	141	19,371,710	1.47	137,388	6.566	79.12	704	45.50
Connecticut	52	13,259,972	1.01	254,999	6.426	72.34	684	47.62
Maryland	55	12,904,285	0.98	234,623	6.593	78.46	671	63.58
Michigan	57	10,695,050	0.81	187,632	6.625	77.88	701	75.59
Virginia	36	9,406,189	0.71	261,283	6.561	78.29	697	78.52
Other	398	65,465,474	4.97	164,486	6.636	77.85	693	61.99
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

No more than approximately 0.58% of the mortgage loans (by aggregate outstanding principal balance as of September 27, 2005) will be secured by mortgaged properties located in any one zip code.

Loan Purposes of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
Cash Out Refi	1,498	$ 455,028,866	34.52%	$ 303,758	6.238%	70.93	684	63.06%
Purchase	3,057	768,091,654	58.27	251,257	6.221	79.05	708	83.82
Rate & Term Refi	315	95,037,339	7.21	301,706	5.867	70.07	715	77.02
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

In general, in the case of a mortgage loan made for “rate and term” refinance purposes, substantially all of the proceeds are used by the mortgagor to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. The mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Product Type of the Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
10/6 ARM (IO)	36	$ 11,623,884	0.88%	$ 322,886	5.669%	74.59	755	100.00%
15Y Fixed Amort	74	17,172,851	1.30	232,066	5.790	60.83	706	0.00
15Y Fixed Amort(IO)	1	1,870,865	0.14	1,870,865	4.750	80.00	755	100.00
20Y Fixed Amort	14	3,768,988	0.29	269,213	5.996	59.72	682	0.00
2/6 Month LIBOR	236	56,889,520	4.32	241,057	6.811	82.04	644	0.00
2/6 Month LIBOR-24 Month IO	8	2,427,350	0.18	303,419	6.479	80.09	706	100.00
2/6 Month LIBOR-60 Month IO	130	40,738,571	3.09	313,374	6.517	80.82	655	100.00
2/6 Month LIBOR-120 Month IO	809	233,629,152	17.72	288,788	6.115	78.96	690	100.00
30Y Fixed Amort	893	205,285,956	15.57	229,883	6.285	71.12	703	0.00
30Y Fixed Amort(IO)	974	274,230,952	20.80	281,551	6.283	72.47	707	100.00
3/1 ARM 1 Yr CMT	1	104,782	0.01	104,782	4.625	91.05	598	0.00
3/6 Month LIBOR	31	7,844,231	0.60	253,040	6.655	76.90	680	0.00
3/6 MONTH LIBOR-24 Month IO	1	300,634	0.02	300,634	5.875	80.00	741	100.00
3/6 Month LIBOR-36 Month IO	19	6,822,584	0.52	359,083	6.307	78.19	682	100.00
3/6 Month LIBOR-60 Month IO	23	7,171,951	0.54	311,824	6.442	78.86	674	100.00
3/6 Month LIBOR-120 Month IO	132	38,784,899	2.94	293,825	6.015	76.87	714	100.00
5/6 Month LIBOR	77	18,615,289	1.41	241,757	6.254	74.84	706	0.00
5/6 Month LIBOR-36 Month IO	2	584,650	0.04	292,325	5.991	81.71	664	100.00
5/6 Month LIBOR-60 Month IO	136	49,933,004	3.79	367,154	6.081	78.02	707	100.00
5/6 Month LIBOR-120 Month IO	1,079	272,725,573	20.69	252,758	6.157	77.62	709	100.00
6 Month LIBOR ARM	7	2,113,129	0.16	301,876	6.085	80.72	693	0.00
6 Month LIBOR ARM(IO)	91	31,849,388	2.42	349,993	5.682	74.61	708	100.00
7/6 Month LIBOR	10	2,431,335	0.18	243,133	5.834	74.50	753	0.00
7/6 Month LIBOR-84 Month IO	18	6,727,638	0.51	373,758	5.707	75.13	721	100.00
7/6 Month LIBOR-120 Month IO	68	24,510,682	1.86	360,451	5.750	74.83	733	100.00
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

Index Type of the Mortgage Loans

Index Type	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
1 Yr Tsy	1	$ 104,782	0.01%	$ 104,782	4.625%	91.05	598	0.00%
6M Libor	2,913	815,723,465	61.88	280,029	6.166	78.15	697	89.23
Fixed	1,956	502,329,612	38.11	256,815	6.259	71.45	706	54.96
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

Original Prepayment Penalty Term for the Mortgage Loans

Original Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
0	1,290	$ 369,564,606	28.04%	$ 286,484	6.434%	76.37	696	70.64%
6	42	16,297,062	1.24	388,025	5.991	69.91	725	87.62
12	395	130,140,281	9.87	329,469	6.223	73.22	694	70.88
24	1,187	315,792,298	23.96	266,042	6.149	78.19	694	86.92
36	1,614	400,196,594	30.36	247,953	6.090	73.65	705	72.74
60	342	86,167,019	6.54	251,950	5.924	76.56	728	82.15
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

Original Term of the Mortgage Loans

Original Term (Months)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
180 or less	75	$ 19,043,716	1.44%	$ 253,916	5.688%	62.72	711	9.82%
181 - 240	14	3,768,988	0.29	269,213	5.996	59.72	682	0.00
301 - 360	4,781	1,295,345,155	98.27	270,936	6.210	75.84	700	77.36
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

Remaining Term of the Mortgage Loans

Remaining Term (Months)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
180 or less	75	$ 19,043,716	1.44%	$ 253,916	5.688%	62.72	711	9.82%
181 - 240	14	3,768,988	0.29	269,213	5.996	59.72	682	0.00
301 - 360	4,781	1,295,345,155	98.27	270,936	6.210	75.84	700	77.36
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

Seasoning of the Mortgage Loans

Seasoning (Months)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Mortgage Loans
0 - 6	4,866	$1,317,315,289	99.94%	$ 270,718	6.202%	75.60	700	76.21%
7 - 12	4	842,570	0.06	210,642	6.114	78.69	606	0.00
Total	4,870	$1,318,157,859	100.00%	$ 270,669	6.201%	75.60	700	76.16%

Mortgage Loan Characteristics – Group I Loans

The Group I Loans contain approximately 3,376 mortgage loans and have an aggregate principal balance of approximately $1,039,359,119.94 as of September 27, 2005. No Group I Loan had a principal balance at origination of greater than approximately $2,000,000 or less than approximately $40,000. No Group I Loan had a principal balance as of September 27, 2005 of greater than approximately $2,000,000 or less than approximately $40,000.

As of September 27, 2005, the Group I Loans had mortgage rates ranging from approximately 3.875% per annum to approximately 9.875% per annum. The weighted average remaining term of the Group I Loans was approximately 354 months as of September 27, 2005. None of the Group I Loans will have a first Due Date prior to December 2004 or after October 2005, or will have a remaining term of less than 175 months or greater than 360 months as of September 27, 2005. The latest maturity date of any Group I Loan is September 2035.

Approximately 21.51% of the Group I Loans have fixed interest rates and approximately 78.49% of the Group I Loans have adjustable interest rates, in some cases after an initial fixed interest rate period.

None of the Group I Loans are buydown mortgage loans.

None of the Group I Loans were 30 days or more delinquent as of September 27, 2005. As used in the prospectus supplement, a loan is considered to be “30 to 59 days” or “30 or more days” delinquent when a payment due on any due date remains unpaid as of the close of business on the next following monthly due date. However, since the determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month, a loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would still be considered current as of July 31. If that payment remained unpaid as of the close of business on August 31, the loan would then be considered to be 30 to 59 days delinquent. Delinquency information presented here is determined and prepared as of the close of business on the last business day immediately prior to September 27, 2005.

Approximately 71.36% of the Group I Loans provide for prepayment charges.

Approximately 1.22% of the Group I Loans are covered by a borrower-paid Primary Insurance Policy issued by a private mortgage insurer.

Approximately 1.73% of the Group I Loans are covered by the Lender-Paid Primary Insurance Policy.

As set forth in the “Credit Scores” tables below related to the Group I Loans, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower’s credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower’s probability of default. The credit score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

Set forth below is a description of certain additional characteristics of the Group I Loans as of September 27, 2005, except as otherwise indicated. All percentages of the Group I Loans are approximate percentages by aggregate principal balance of the Group I Loans as of September 27, 2005, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Original Principal Balances of the Group I Loans

Original Principal Balances($)	Number of Group I Loans	Aggregate Original Principal Balance	Percentage of Original Aggregate Principal Balance	Average Original Principal Balance	Weighted Average Coupon*	Weighted Average Loan-to-Value Ratio*	Weighted Average Credit Score*	Percentage of Interest Only Group I Loans
25,000.01 - 50,000.00	5	$ 225,249	0.02%	$ 45,050	6.844%	78.40	711	39.96%
50,000.01 - 75,000.00	27	1,688,740	0.16	62,546	6.699	71.00	692	54.87
75,000.01 - 100,000.00	131	11,890,774	1.14	90,769	6.495	73.17	692	79.52
100,000.01 - 125,000.00	201	23,027,549	2.21	114,565	6.502	77.50	701	81.53
125,000.01 - 150,000.00	290	39,965,461	3.84	137,812	6.304	78.31	704	87.52
150,000.01 - 175,000.00	248	40,153,862	3.86	161,911	6.296	78.16	699	83.91
175,000.01 - 200,000.00	239	44,880,307	4.31	187,784	6.290	77.69	696	74.64
200,000.01 - 225,000.00	195	41,534,143	3.99	212,996	6.164	78.31	694	85.05
225,000.01 - 250,000.00	215	51,267,073	4.93	238,452	6.069	77.55	695	82.83
250,000.01 - 275,000.00	184	48,234,229	4.64	262,143	6.109	78.38	694	83.75
275,000.01 - 300,000.00	200	57,657,864	5.54	288,289	6.112	78.11	691	83.91
300,000.01 - 325,000.00	158	49,424,083	4.75	312,811	6.111	78.92	692	86.08
325,000.01 - 359,650.00	204	70,043,499	6.73	343,350	6.059	77.71	692	83.91
359,650.01 - 500,000.00	690	292,838,816	28.15	424,404	6.142	77.45	698	80.10
500,000.01 - 1,000,000.00	368	236,704,405	22.75	643,218	6.091	73.96	710	85.02
1,000,000.01 - 1,250,000.00	5	5,393,225	0.52	1,078,645	5.839	63.99	738	79.36
1,250,000.01 - 1,500,000.00	7	9,517,000	0.91	1,359,571	5.994	57.70	697	86.69
1,500,000.01 - 1,750,000.00	3	4,793,300	0.46	1,597,767	5.728	45.45	743	100.00
1,750,000.01 - 2,000,000.00	6	11,072,250	1.06	1,845,375	5.831	62.08	728	100.00
Total	3,376	$1,040,311,829	100.00%	$ 308,149	6.141%	76.31	700	83.00%

____________________
*Weighted by the original balance

The average principal balance of the Group I Loans at origination was approximately $308,149.

Current Principal Balances of the Group I Loans

Current Principal Balances($)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut–off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
25,000.01 - 50,000.00	5	$ 224,919	0.02%	$ 44,984	6.844%	78.39	711	40.01%
50,000.01 - 75,000.00	28	1,761,693	0.17	62,918	6.665	71.38	694	52.59
75,000.01 - 100,000.00	130	11,806,931	1.14	90,823	6.499	73.13	692	80.08
100,000.01 - 125,000.00	201	23,010,036	2.21	114,478	6.502	77.50	701	81.58
125,000.01 - 150,000.00	290	39,943,367	3.84	137,736	6.304	78.32	704	87.56
150,000.01 - 175,000.00	249	40,303,918	3.88	161,863	6.297	78.18	699	83.59
175,000.01 - 200,000.00	238	44,656,502	4.30	187,632	6.290	77.69	696	75.00
200,000.01 - 225,000.00	195	41,511,217	3.99	212,878	6.164	78.31	694	85.09
225,000.01 - 250,000.00	215	51,243,106	4.93	238,340	6.069	77.55	695	82.87
250,000.01 - 275,000.00	184	48,206,061	4.64	261,989	6.109	78.38	694	83.77
275,000.01 - 300,000.00	202	58,207,775	5.60	288,157	6.111	77.95	692	83.59
300,000.01 - 325,000.00	158	49,421,222	4.75	312,793	6.110	79.04	692	86.73
325,000.01 - 359,650.00	206	70,734,740	6.81	343,373	6.072	77.87	692	82.58
359,650.01 - 500,000.00	686	291,006,942	28.00	424,208	6.140	77.44	698	80.39
500,000.01 - 1,000,000.00	368	236,582,847	22.76	642,888	6.091	73.96	710	85.05
1,000,000.01 - 1,250,000.00	5	5,389,884	0.52	1,077,977	5.839	63.99	738	79.41
1,250,000.01 - 1,500,000.00	7	9,502,044	0.91	1,357,435	5.994	57.70	697	86.81
1,500,000.01 - 1,750,000.00	3	4,782,800	0.46	1,594,267	5.730	45.47	743	100.00
1,750,000.01 - 2,000,000.00	6	11,063,115	1.06	1,843,853	5.832	62.07	728	100.00
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

As of September 27, 2005, the average current principal balance of the Group I Loans will be approximately $307,867.

Mortgage Rates of the Group I Loans

Mortgage Rates (%)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
3.500 - 3.999	1	$ 274,899	0.03%	$ 274,899	3.875%	80.00	707	100.00%
4.000 - 4.499	2	506,661	0.05	253,331	4.162	72.97	688	100.00
4.500 - 4.999	52	18,314,646	1.76	352,205	4.778	75.40	737	91.09
5.000 - 5.499	336	108,923,403	10.48	324,177	5.205	71.24	729	87.82
5.500 - 5.999	956	325,272,504	31.30	340,243	5.762	74.29	714	85.39
6.000 - 6.499	969	300,919,177	28.95	310,546	6.195	77.06	697	82.95
6.500 - 6.999	653	179,949,893	17.31	275,574	6.682	78.71	678	80.01
7.000 - 7.499	234	63,350,492	6.10	270,729	7.177	79.62	674	84.07
7.500 - 7.999	119	29,697,813	2.86	249,561	7.676	85.15	658	56.45
8.000 - 8.499	38	8,554,984	0.82	225,131	8.180	84.02	665	66.53
8.500 - 8.999	13	2,922,448	0.28	224,804	8.636	85.76	661	74.47
9.000 - 9.499	2	272,200	0.03	136,100	9.293	98.05	618	100.00
9.500 - 9.999	1	400,000	0.04	400,000	9.875	94.12	609	100.00
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

The weighted average mortgage rate of the Group I Loans was approximately 6.141% per annum.

Next Adjustment Date of the Adjustable Group I Loans

Next Adjustment Date	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
October 1, 2005	19	$ 7,067,987	0.87%	$ 371,999	5.165%	77.34	716	96.97%
November 1, 2005	26	7,785,578	0.95	299,445	5.755	74.69	707	85.22
December 1, 2005	29	9,356,355	1.15	322,633	6.024	79.41	704	94.64
January 1, 2006	18	6,869,396	0.84	381,633	5.789	69.17	712	96.41
February 1, 2006	4	2,545,600	0.31	636,400	5.843	68.13	676	100.00
March 1, 2006	2	337,600	0.04	168,800	4.458	80.00	715	100.00
February 1, 2007	2	649,004	0.08	324,502	6.153	75.84	609	0.00
March 1, 2007	1	326,757	0.04	326,757	6.750	90.00	671	0.00
April 1, 2007	36	10,242,046	1.26	284,501	6.129	78.11	682	83.02
May 1, 2007	86	23,202,274	2.84	269,794	6.343	77.99	678	80.53
June 1, 2007	331	91,092,698	11.17	275,205	6.255	79.27	677	82.08
July 1, 2007	345	93,316,228	11.44	270,482	6.268	80.15	682	88.36
August 1, 2007	280	83,838,253	10.28	299,422	6.297	80.81	681	82.70
September 1, 2007	102	31,017,334	3.80	304,092	6.404	78.62	661	74.34
November 1, 2007	1	104,782	0.01	104,782	4.625	91.05	598	0.00
February 1, 2008	1	88,784	0.01	88,784	7.586	85.00	589	0.00
April 1, 2008	11	2,923,311	0.36	265,756	5.872	77.11	736	100.00
May 1, 2008	44	14,809,700	1.82	336,584	6.194	75.09	711	83.43
June 1, 2008	61	20,038,771	2.46	328,504	6.214	76.90	699	90.10
July 1, 2008	50	12,733,298	1.56	254,666	6.089	78.11	699	85.06
August 1, 2008	24	5,841,011	0.72	243,375	6.279	80.78	694	82.22
September 1, 2008	15	4,489,424	0.55	299,295	6.278	79.18	676	91.60
March 1, 2010	2	511,600	0.06	255,800	5.936	78.71	695	100.00
April 1, 2010	30	6,593,694	0.81	219,790	6.050	77.75	720	90.34
May 1, 2010	105	31,377,182	3.85	298,830	6.210	77.35	703	94.37
June 1, 2010	372	102,894,104	12.61	276,597	6.058	76.79	713	94.25
June 30, 2010	1	449,000	0.06	449,000	5.875	68.57	683	100.00
July 1, 2010	407	109,175,845	13.38	268,245	6.128	77.71	707	94.05
August 1, 2010	295	73,120,470	8.96	247,866	6.268	78.39	707	95.34
September 1, 2010	82	17,736,621	2.17	216,300	6.303	77.74	701	97.76
May 1, 2012	4	1,285,438	0.16	321,360	5.671	68.94	720	100.00
June 1, 2012	35	11,960,757	1.47	341,736	5.675	74.95	734	94.05
July 1, 2012	31	12,600,838	1.54	406,479	5.915	74.10	733	90.76
August 1, 2012	22	6,514,122	0.80	296,096	5.569	78.71	737	91.47
September 1, 2012	4	1,308,500	0.16	327,125	5.755	68.18	697	100.00
June 1, 2015	22	7,667,776	0.94	348,535	5.683	75.39	760	100.00
July 1, 2015	10	3,167,609	0.39	316,761	5.676	73.86	743	100.00
August 1, 2015	2	512,500	0.06	256,250	5.409	68.94	739	100.00
September 1, 2015	2	276,000	0.03	138,000	5.690	70.96	780	100.00
Total	2,914	$815,828,247	100.00%	$ 279,969	6.166%	78.15	697	89.21%

As of September 27, 2005, the weighted average remaining months to the next adjustment date of the adjustable rate Group I Loans will be approximately 41 months.

Gross Margin of the Adjustable Group I Loans

Gross Margins (%)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
1.000 - 1.499	1	$ 150,400	0.02%	$ 150,400	4.250%	80.00	659	100.00%
2.000 - 2.499	1,276	331,019,725	40.57	259,420	6.013	77.05	715	95.43
2.500 - 2.999	786	243,910,274	29.90	310,318	6.115	78.18	696	94.42
3.000 - 3.499	312	80,940,398	9.92	259,424	6.078	76.31	707	93.96
3.500 - 3.999	105	37,778,724	4.63	359,797	6.073	75.81	699	93.49
4.000 - 4.499	20	6,555,195	0.80	327,760	6.767	78.34	701	88.45
4.500 - 4.999	20	6,864,639	0.84	343,232	5.708	80.04	658	59.30
5.000 - 5.499	89	28,144,634	3.45	316,232	6.274	81.44	662	62.45
5.500 - 5.999	133	36,651,736	4.49	275,577	6.666	81.85	638	53.87
6.000 - 6.499	68	18,013,046	2.21	264,898	7.041	85.54	627	58.53
6.500 - 6.999	70	17,504,281	2.15	250,061	7.306	86.61	630	44.92
7.000 - 7.499	24	6,095,957	0.75	253,998	7.926	85.74	635	57.98
7.500 - 7.999	9	2,033,238	0.25	225,915	8.540	90.31	636	40.29
8.000 - 8.499	1	166,000	0.02	166,000	9.400	100.00	581	100.00
Total	2,914	$ 815,828,247	100.00%	$ 279,969	6.166%	78.15	697	89.21%

As of September 27, 2005, the weighted average gross margin of the adjustable rate Group I Loans will be approximately 3.103% per annum.

Maximum Mortgage Rate of the Adjustable Group I Loans

Maximum Mortgage Rates (%)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
9.500 - 9.999	11	$ 3,719,375	0.46%	$ 338,125	4.795%	73.62	744	97.18%
10.000 - 10.499	102	29,656,338	3.64	290,748	5.190	74.88	734	99.15
10.500 - 10.999	401	120,784,421	14.81	301,208	5.677	76.26	713	95.01
11.000 - 11.499	594	158,454,778	19.42	266,759	5.869	77.68	711	94.21
11.500 - 11.999	681	195,760,369	24.00	287,460	6.032	77.11	706	93.84
12.000 - 12.499	519	147,554,827	18.09	284,306	6.347	78.66	684	88.67
12.500 - 12.999	344	92,828,189	11.38	269,849	6.743	79.76	668	77.19
13.000 - 13.499	126	31,178,023	3.82	247,445	7.261	82.53	664	77.58
13.500 - 13.999	94	24,204,103	2.97	257,490	7.648	86.27	655	53.60
14.000 - 14.499	20	4,810,866	0.59	240,543	7.981	85.09	643	51.45
14.500 - 14.999	10	2,589,446	0.32	258,945	8.437	87.00	635	60.85
15.000 - 15.499	2	272,200	0.03	136,100	9.293	98.05	618	100.00
15.500 - 15.999	1	400,000	0.05	400,000	9.875	94.12	609	100.00
16.500 - 16.999	1	676,000	0.08	676,000	4.875	80.00	659	100.00
17.000 - 17.499	1	331,750	0.04	331,750	5.250	79.00	687	100.00
17.500 - 17.999	1	159,311	0.02	159,311	5.625	80.00	704	0.00
18.000 - 18.499	3	1,500,219	0.18	500,073	6.141	74.69	688	84.33
18.500 - 18.999	3	948,033	0.12	316,011	6.714	80.00	693	43.24
Total	2,914	$ 815,828,247	100.00%	$279,969	6.166%	78.15	697	89.21%

As of September 27, 2005, the weighted average Maximum Mortgage Rate of the adjustable rate Group I Loans will be approximately 11.779% per annum.

Minimum Mortgage Rates of the Adjustable Group I Loans

Minimum Mortgage Rates (%)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
1.000 - 1.499	1	$ 150,400	0.02%	$ 150,400	4.250%	80.00	659	100.00%
2.000 - 2.499	1,276	331,019,725	40.57	259,420	6.013	77.05	715	95.43
2.500 - 2.999	786	243,910,274	29.90	310,318	6.115	78.18	696	94.42
3.000 - 3.499	312	80,940,398	9.92	259,424	6.078	76.31	707	93.96
3.500 - 3.999	105	37,778,724	4.63	359,797	6.073	75.81	699	93.49
4.000 - 4.499	18	5,935,995	0.73	329,777	6.911	78.16	700	87.24
5.000 - 5.499	21	6,591,577	0.81	313,885	6.219	78.74	698	100.00
5.500 - 5.999	32	10,919,136	1.34	341,223	5.815	80.54	661	66.61
6.000 - 6.499	86	25,962,822	3.18	301,893	6.264	82.09	645	52.58
6.500 - 6.999	146	38,923,250	4.77	266,598	6.737	81.83	638	54.65
7.000 - 7.499	53	14,052,461	1.72	265,141	7.187	85.17	629	60.17
7.500 - 7.999	57	14,717,700	1.80	258,205	7.671	89.51	629	37.63
8.000 - 8.499	13	2,893,558	0.35	222,581	8.250	87.86	629	26.59
8.500 - 8.999	6	1,466,228	0.18	244,371	8.676	90.91	637	55.88
9.000 - 9.499	1	166,000	0.02	166,000	9.400	100.00	581	100.00
9.500 - 9.999	1	400,000	0.05	400,000	9.875	94.12	609	100.00
Total	2,914	$ 815,828,247	100.00%	$ 279,969	6.166%	78.15	697	89.21%

As of September 27, 2005, the weighted average minimum Mortgage Rate of the adjustable rate Group I Loans will be approximately 3.220% per annum.

Initial Rate Cap of the Adjustable Group I Loans

Initial Rate Cap (%)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
1.00	89	$ 30,050,011	3.68%	$ 337,641	5.715%	75.33	708	95.72%
1.50	4	1,094,158	0.13	273,540	6.472	76.83	648	80.66
2.00	57	18,458,890	2.26	323,840	6.112	78.20	706	92.79
2.25	1	238,000	0.03	238,000	5.750	78.03	781	100.00
3.00	1,303	366,361,534	44.91	281,168	6.279	79.50	680	83.11
5.00	1,229	321,009,317	39.35	261,196	6.165	77.94	707	94.75
6.00	231	78,616,337	9.64	340,330	5.825	73.89	732	91.80
Total	2,914	$ 815,828,247	100.00%	$ 279,969	6.166%	78.15	697	89.21%

Periodic Rate Cap of the Adjustable Group I Loans

Periodic Rate Cap (%)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
1.00	2,913	$ 815,308,247	99.94%	$ 279,886	6.165%	78.15	697	89.21%
2.00	1	520,000	0.06	520,000	7.850	80.00	702	100.00
Total	2,914	$ 815,828,247	100.00%	$ 279,969	6.166%	78.15	697	89.21%

Loan-to-Value Ratios of the Group I Loans

Loan-to-Value Ratios of the Group I Loans (%)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
Less than or equal to 25.00	7	$ 1,908,637	0.18%	$ 272,662	6.730%	18.60	681	84.80%
25.01 - 30.00	14	2,558,252	0.25	182,732	5.622	27.14	712	54.04
30.01 - 35.00	12	2,956,588	0.28	246,382	5.878	32.68	689	67.28
35.01 - 40.00	21	7,229,293	0.70	344,252	5.633	37.97	729	66.15
40.01 - 45.00	21	8,558,811	0.82	407,562	5.764	43.18	717	67.33
45.01 - 50.00	31	11,598,741	1.12	374,153	5.729	47.84	736	63.29
50.01 - 55.00	55	23,270,762	2.24	423,105	5.873	52.63	721	72.13
55.01 - 60.00	69	30,533,488	2.94	442,514	5.741	58.17	710	77.08
60.01 - 65.00	132	53,327,570	5.13	403,997	5.809	63.94	705	75.01
65.01 - 70.00	205	61,042,240	5.87	297,767	6.106	69.28	703	82.98
70.01 - 75.00	232	83,038,537	7.99	357,925	6.158	73.79	704	79.50
75.01 - 80.00	2,172	646,198,992	62.17	297,513	6.100	79.73	703	88.65
80.01 - 85.00	68	22,576,733	2.17	332,011	6.612	84.41	636	61.23
85.01 - 90.00	228	60,117,883	5.78	263,675	6.903	89.59	658	61.11
90.01 - 95.00	85	19,393,771	1.87	228,162	7.129	94.76	684	76.24
95.01 - 100.00	24	5,048,824	0.49	210,368	6.226	100.00	727	98.34
Total	$3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

The minimum and maximum loan-to-value ratios of the first lien Group I Loans at origination were approximately 11.76% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group I Loans at origination was approximately 76.32%.

The loan-to-value ratios indicated above do not give effect to any second lien mortgage not included in the trust but originated simultaneously with a first lien mortgage loan included in the trust. See “Risk Factors—Some of the Mortgage Loans Were Originated Simultaneously with Second Liens.” The weighted average of the original loan-to-value ratios of the first lien mortgage loans without a related second mortgage lien mortgage loan and the combined loan-to-value ratios of the related first lien mortgage loans, included in the trust, and the second lien mortgage loans, not included in the trust, in each case as of origination, was approximately 74.49%.

Occupancy Types of the Group I Loans

Occupancy (as indicated by borrower)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
Investor Occupied	526	$ 111,551,029	10.73%	$ 212,074	6.532%	75.13	710	78.97%
Owner Occupied	2,703	890,978,686	85.72	329,626	6.072	76.47	699	83.25
Second Home	147	36,829,404	3.54	250,540	6.620	76.24	698	90.25
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

Documentation Type of the Group I Loans

Documentation Type	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
Full Documentation Provided	729	$ 214,408,077	20.63%	$ 294,113	5.915%	77.31	714	79.37%
No Income / No Asset	315	98,214,397	9.45	311,792	6.065	67.32	707	75.36
No Ratio	235	80,369,042	7.73	341,996	6.286	74.89	706	90.27
Stated Income / Stated Asset	805	240,810,064	23.17	299,143	6.406	78.23	678	70.29
Stated Income / Verified Assets	1,292	405,557,540	39.02	313,899	6.093	77.12	704	92.97
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

See “—Details of Specific Programs of the Originator” in the Prospectus Supplement for a detailed description of the Originator’s loan programs and documentation requirements.

Credit Scores of the Group I Loans

Credit Score	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
551 – 575	4	$ 1,175,412	0.11%	$ 293,853	6.633%	80.48	570	24.16%
576 - 600	70	18,230,537	1.75	260,436	6.797	81.42	591	38.05
601 - 625	182	52,716,231	5.07	289,650	6.779	81.27	615	57.76
626 - 650	419	118,287,802	11.38	282,310	6.465	76.72	639	78.17
651 - 675	538	159,550,428	15.35	296,562	6.312	77.30	664	86.81
676 - 700	615	195,006,606	18.76	317,084	6.129	76.62	688	86.46
701 - 725	484	158,585,983	15.26	327,657	6.014	75.89	713	88.23
726 - 750	428	131,519,816	12.65	307,289	5.892	75.80	737	87.67
751 - 775	362	116,534,054	11.21	321,917	5.874	74.50	763	86.90
776 - 800	221	70,756,056	6.81	320,163	5.868	73.33	786	77.78
801 - 825	53	16,996,195	1.64	320,683	5.786	72.79	807	83.99
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

Property Types of the Group I Loans

Property Type	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
Single Family	1,846	$ 619,952,982	59.65%	$ 335,836	6.103%	75.14	699	81.26%
Pud	950	247,629,982	23.83	260,663	6.141	78.28	704	90.35
Condo	352	92,120,866	8.86	261,707	6.081	78.60	713	92.45

2-4 Family	228	79,655,289	7.66	349,365	6.508	76.81	687	63.21
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

Geographic Distribution of Mortgaged Properties of the Group I Loans

State	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
California	1,454	$ 556,071,745	53.50%	$ 382,443	5.974%	74.81	704	86.48%
Georgia	564	117,648,303	11.32	208,596	5.909	78.54	720	93.47
New Jersey	230	74,704,508	7.19	324,802	6.611	79.62	676	61.99
Florida	265	57,373,829	5.52	216,505	6.667	79.15	694	86.58
New York	147	56,325,258	5.42	383,165	6.393	75.29	675	56.84
Nevada	112	27,951,190	2.69	249,564	6.146	77.45	704	95.14
Massachusetts	69	23,168,454	2.23	335,775	6.500	74.75	697	68.22
Arizona	88	20,941,181	2.01	237,968	6.390	79.28	701	84.38
Washington	60	16,812,315	1.62	280,205	5.954	80.21	691	87.36
Colorado	56	15,264,446	1.47	272,579	6.382	77.76	700	99.20
Maryland	37	9,940,704	0.96	268,668	6.514	80.06	659	67.36
Connecticut	27	8,352,779	0.80	309,362	6.448	72.32	672	59.24
Texas	43	7,448,608	0.72	173,223	6.442	79.07	694	74.22
Virginia	23	6,871,894	0.66	298,778	6.465	78.45	707	83.81
North Carolina	26	5,563,119	0.54	213,966	6.504	74.77	681	86.43
Other	175	34,920,786	3.36	199,547	6.539	77.87	693	76.06
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

No more than approximately 0.63% of the Group I Loans (by aggregate outstanding principal balance as of September 27, 2005) will be secured by mortgaged properties located in any one zip code.

Loan Purposes of the Group I Loans

Loan Purpose	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
Cash Out Refi	962	$ 338,260,874	32.55%	$ 351,623	6.221%	72.57	682	70.77%
Purchase	2,220	628,101,601	60.43	282,929	6.142	79.09	708	89.57
Rate & Term Refi	194	72,996,645	7.02	376,271	5.759	69.87	719	83.62
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

In general, in the case of a Group I Loan made for “rate and term” refinance purposes, substantially all of the proceeds are used by the mortgagor to pay in full the principal balance of a previous Group I Loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. The Group I Loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous Group I Loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Product Type of the Group I Loans

Product Type	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
10/6 Arm (IO)	36	$ 11,623,884	1.12%	$ 322,886	5.669%	74.59	755	100.00%
15Y Fixed Amort	74	17,172,851	1.65	232,066	5.790	60.83	706	0.00
15Y Fixed Amort (IO)	1	1,870,865	0.18	1,870,865	4.750	80.00	755	100.00
20Y Fixed Amort	14	3,768,988	0.36	269,213	5.996	59.72	682	0.00
2/6 Month LIBOR	236	56,889,520	5.47	241,057	6.811	82.04	644	0.00
2/6 Month LIBOR - 24 Month IO	8	2,427,350	0.23	303,419	6.479	80.09	706	100.00
2/6 Month LIBOR - 60 Month IO	130	40,738,571	3.92	313,374	6.517	80.82	655	100.00
2/6 Month LIBOR -120 Month IO	809	233,629,152	22.48	288,788	6.115	78.96	690	100.00
30Y Fixed Amort	141	67,381,670	6.48	477,884	6.047	72.12	709	0.00
30Y Fixed Amort (IO)	232	133,336,499	12.83	574,726	6.104	69.63	714	100.00
3/1 ARM 1 YR CMT	1	104,782	0.01	104,782	4.625	91.05	598	0.00
3/6 Month LIBOR	31	7,844,231	0.75	253,040	6.655	76.90	680	0.00
3/6 Month LIBOR - 24 Month IO	1	300,634	0.03	300,634	5.875	80.00	741	100.00
3/6 Month LIBOR - 36 Month IO	19	6,822,584	0.66	359,083	6.307	78.19	682	100.00
3/6 Month LIBOR - 60 Month IO	23	7,171,951	0.69	311,824	6.442	78.86	674	100.00
3/6 Month LIBOR -120 Month IO	132	38,784,899	3.73	293,825	6.015	76.87	714	100.00
5/6 Month LIBOR	77	18,615,289	1.79	241,757	6.254	74.84	706	0.00
5/6 Month LIBOR - 36 Month IO	2	584,650	0.06	292,325	5.991	81.71	664	100.00
5/6 Month LIBOR - 60 Month IO	136	49,933,004	4.80	367,154	6.081	78.02	707	100.00
5/6 Month LIBOR -120 Month IO	1,079	272,725,573	26.24	252,758	6.157	77.62	709	100.00
6 Mo Libor Arm	7	2,113,129	0.20	301,876	6.085	80.72	693	0.00
6 Mo Libor Arm (IO)	91	31,849,388	3.06	349,993	5.682	74.61	708	100.00
7/6 Month LIBOR	10	2,431,335	0.23	243,133	5.834	74.50	753	0.00
7/6 Month LIBOR - 84 Month IO	18	6,727,638	0.65	373,758	5.707	75.13	721	100.00
7/6 Month LIBOR -120 Month IO	68	24,510,682	2.36	360,451	5.750	74.83	733	100.00
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

Index Type of the Group I Loans

Index Type	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
1 YR Tsy	1	$ 104,782	0.01%	$ 104,782	4.625%	91.05	598	0.00%
6 M Libor	2,913	815,723,465	78.48	280,029	6.166	78.15	697	89.23
Fixed	462	223,530,873	21.51	483,833	6.050	69.62	712	60.49
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

Original Prepayment Penalty Term for the Group I Loans

Original Prepayment Penalty Term (Months)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
0	898	$ 297,659,881	28.64%	$ 331,470	6.399%	77.01	694	76.65%
6	37	15,222,700	1.46	411,424	6.008	69.81	725	89.67
12	279	101,423,530	9.76	363,525	6.159	74.35	695	79.43
24	1,020	287,222,465	27.63	281,591	6.116	78.66	693	90.59
36	915	271,962,466	26.17	297,227	5.968	74.20	707	81.99
60	227	65,868,079	6.34	290,168	5.804	76.27	732	87.30
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

Original Term of the Group I Loans

Original Term (Months)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
180 or less	75	$ 19,043,716	1.83%	$ 253,916	5.688%	62.72	711	9.82%
181 - 240	14	3,768,988	0.36	269,213	5.996	59.72	682	0.00
301 - 360	3,287	1,016,546,416	97.81	309,263	6.150	76.64	700	84.71
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

Remaining Term of the Group I Loans

Remaining Term (Months)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
180 or less	75	$ 19,043,716	1.83%	$ 253,916	5.688%	62.72	711	9.82%
181 - 240	14	3,768,988	0.36	269,213	5.996	59.72	682	0.00
301 - 360	3,287	1,016,546,416	97.81	309,263	6.150	76.64	700	84.71
Total	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

Seasoning of the Group I Loans

Seasoning (Months)	Number of Group I Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group I Loans
0 - 6	3,372	$1,038,516,550	99.92%	$ 307,982	6.141%	76.32	700	83.10%
7 - 12	4	842,570	0.08	210,642	6.114	78.69	606	0.00
Total:	3,376	$1,039,359,120	100.00%	$ 307,867	6.141%	76.32	700	83.04%

Mortgage Loan Characteristics – Group II Loans

The Group II Loans contain approximately 1,494 mortgage loans and have an aggregate principal balance of approximately $278,798,739.27 as of September 27, 2005. No Group II Loan had a principal balance at origination of greater than approximately $665,000 or less than approximately $40,000. No Group II Loan had a principal balance as of September 27, 2005 of greater than approximately $665,000 or less than approximately $40,000.

As of September 27, 2005, the Group II Loans had mortgage rates ranging from approximately 5.000% per annum to approximately 11.000% per annum. The weighted average remaining term of the Group II Loans was approximately 358 months as of September 27, 2005. None of the Group II Loans have a first Due Date prior to April 2005 or after October 2005, or have a remaining term of less than 354 months or greater than 360 months as of September 27, 2005. The latest maturity date of any Group II Loan is September 2035.

All of the Group II Loans have fixed interest rates and none of the Group II Loans have adjustable interest rates.

None of the Group II Loans are buydown mortgage loans.

None of the Group II Loans were 30 days or more delinquent as of September 27, 2005. As used in the prospectus supplement, a loan is considered to be “30 to 59 days” or “30 or more days” delinquent when a payment due on any due date remains unpaid as of the close of business on the next following monthly due date. However, since the determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month, a loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would still be considered current as of July 31. If that payment remained unpaid as of the close of business on August 31, the loan would then be considered to be 30 to 59 days delinquent. Delinquency information presented here is determined and prepared as of the close of business on the last business day immediately prior to September 27, 2005.

Approximately 74.21% of the Group II Loans provide for prepayment charges.

Approximately 4.76% of the Group II Loans are covered by a borrower-paid Primary Insurance Policy issued by a private mortgage insurer.

Approximately 2.12% of the Group II Loans are covered by the Lender-Paid Primary Insurance Policy.

As set forth in the “Credit Scores” tables below related to the Group II Loans, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower’s credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower’s probability of default. The credit score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

Set forth below is a description of certain additional characteristics of the Group II Loans as of September 27, 2005, except as otherwise indicated. All percentages of the Group II Loans are approximate percentages by aggregate principal balance of the Group II Loans as of September 27, 2005, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Original Principal Balances of the Group II Loans

Original Principal Balances($)	Number of Group II Loans	Aggregate Original Principal Balance	Percentage of Original Aggregate Principal Balance	Average Original Principal Balance	Weighted Average Coupon*	Weighted Average Loan-to-Value Ratio*	Weighted Average Credit Score*	Percentage of Interest Only Group II Loans
25,000.01 - 50,000.00	14	$ 650,175	0.23%	$ 46,441	6.949%	50.87	712	27.11%
50,000.01 - 75,000.00	62	4,137,261	1.48	66,730	6.927	69.65	706	36.92
75,000.01 - 100,000.00	134	11,863,802	4.25	88,536	6.677	71.39	700	35.72
100,000.01 - 125,000.00	218	24,709,612	8.85	113,347	6.650	75.96	702	53.27
125,000.01 - 150,000.00	203	28,001,827	10.03	137,940	6.531	73.63	705	54.56
150,000.01 - 175,000.00	161	26,002,281	9.31	161,505	6.518	74.71	699	48.27
175,000.01 - 200,000.00	134	25,088,850	8.99	187,230	6.461	72.95	693	50.83
200,000.01 - 225,000.00	123	26,128,940	9.36	212,430	6.394	72.36	693	58.01
225,000.01 - 250,000.00	82	19,613,537	7.03	239,189	6.336	72.03	704	46.37
250,000.01 - 275,000.00	99	25,940,285	9.29	262,023	6.430	73.64	698	52.74
275,000.01 - 300,000.00	90	26,003,409	9.31	288,927	6.262	70.63	700	54.44
300,000.01 - 325,000.00	59	18,500,937	6.63	313,575	6.239	70.00	705	57.72
325,000.01 - 359,650.00	82	28,306,124	10.14	345,197	6.282	74.09	701	51.14
359,650.01 - 500,000.00	30	12,365,760	4.43	412,192	6.205	72.67	710	27.15
500,000.01 - 1,000,000.00	3	1,851,000	0.66	617,000	6.510	73.00	748	35.93
Total	1,494	$ 279,163,800	100.00%	$ 186,857	6.427%	72.92	701	50.49%

__________________

*Weighted by the original balance

The average principal balance of the Group II Loans at origination was approximately $186,857.

Current Principal Balances of the Group II Loans

Current Principal Balances($)	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut–off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
25,000.01 - 50,000.00	14	$ 649,108	0.23%	$ 46,365	6.949%	50.87	712	27.16%
50,000.01 - 75,000.00	62	4,121,424	1.48	66,475	6.929	69.76	706	36.82
75,000.01 - 100,000.00	134	11,846,153	4.25	88,404	6.677	71.39	700	35.77
100,000.01 - 125,000.00	218	24,674,475	8.85	113,186	6.650	75.96	702	53.31
125,000.01 - 150,000.00	203	27,963,086	10.03	137,749	6.531	73.63	705	54.59
150,000.01 - 175,000.00	161	25,971,228	9.32	161,312	6.519	74.71	699	48.31
175,000.01 - 200,000.00	135	25,258,900	9.06	187,103	6.455	73.00	692	50.49
200,000.01 - 225,000.00	124	26,340,034	9.45	212,420	6.401	72.18	694	57.49
225,000.01 - 250,000.00	80	19,138,562	6.86	239,232	6.332	72.20	703	47.52
250,000.01 - 275,000.00	99	25,914,906	9.30	261,767	6.430	73.65	698	52.78
275,000.01 - 300,000.00	90	25,973,777	9.32	288,598	6.262	70.63	700	54.49
300,000.01 - 325,000.00	59	18,482,268	6.63	313,259	6.239	70.00	705	57.77
325,000.01 - 359,650.00	82	28,273,074	10.14	344,794	6.282	74.09	701	51.19
359,650.01 - 500,000.00	30	12,343,439	4.43	411,448	6.206	72.68	710	27.19
500,000.01 - 1,000,000.00	3	1,848,306	0.66	616,102	6.510	73.00	748	35.98
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

As of September 27, 2005, the average current principal balance of the Group II Loans will be approximately $186,612.

Mortgage Rates of the Group II Loans

Mortgage Rates (%)	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
5.000 - 5.499	16	$ 3,668,265	1.32%	$ 229,267	5.246%	61.23	718	47.20%
5.500 - 5.999	258	56,969,139	20.43	220,811	5.812	64.19	715	40.85
6.000 - 6.499	499	97,742,316	35.06	195,876	6.209	71.86	703	50.69
6.500 - 6.999	456	80,244,204	28.78	175,974	6.646	76.85	693	57.42
7.000 - 7.499	129	20,609,933	7.39	159,767	7.162	81.07	694	50.11
7.500 - 7.999	103	14,848,429	5.33	144,160	7.677	80.83	688	54.75
8.000 - 8.499	20	2,929,998	1.05	146,500	8.111	80.07	671	43.19
8.500 - 8.999	11	1,569,467	0.56	142,679	8.716	86.41	652	35.29
10.000 - 10.499	1	135,019	0.05	135,019	10.000	80.00	656	0.00
11.000 - 11.499	1	81,971	0.03	81,971	11.000	80.00	687	0.00
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

The weighted average mortgage rate of the Group II Loans was approximately 6.427% per annum.

Loan-to-Value Ratios of the Group II Loans

Loan-to-Value Ratios of the Group II Loans (%)	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
less than or equal to 25.00	13	$ 1,674,065	0.60%	$ 128,774	6.118%	17.77	718	68.69%
25.01 - 30.00	12	1,689,016	0.61	140,751	5.869	27.27	741	2.37
30.01 - 35.00	8	1,411,765	0.51	176,471	5.852	33.56	704	37.44
35.01 - 40.00	19	3,254,661	1.17	171,298	6.132	37.90	715	38.20
40.01 - 45.00	32	5,824,661	2.09	182,021	5.964	42.35	708	48.01
45.01 - 50.00	60	10,031,747	3.60	167,196	6.077	47.79	709	28.95
50.01 - 55.00	40	8,373,847	3.00	209,346	5.987	52.71	707	34.56
55.01 - 60.00	80	17,641,116	6.33	220,514	6.127	57.85	685	34.28
60.01 - 65.00	95	19,223,002	6.89	202,347	6.126	63.29	692	38.38
65.01 - 70.00	92	19,647,934	7.05	213,565	6.301	68.84	701	40.92
70.01 - 75.00	96	15,745,717	5.65	164,018	6.545	73.49	694	46.34
75.01 - 80.00	812	151,404,530	54.31	186,459	6.519	79.70	701	57.69
80.01 - 85.00	11	2,459,651	0.88	223,605	6.765	84.61	684	54.64
85.01 - 90.00	64	10,688,483	3.83	167,008	6.795	89.61	703	59.40
90.01 - 95.00	46	7,154,862	2.57	155,540	7.164	94.97	712	53.43
95.01 - 100.00	14	2,573,683	0.92	183,834	6.755	100.00	730	66.56
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%
_____________________

The minimum and maximum loan-to-value ratios of the first lien Group II Loans at origination were approximately 10.61% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the first lien Group II Loans at origination was approximately 72.92%.

The loan-to-value ratios indicated above do not give effect to any second lien mortgage not included in the trust but originated simultaneously with a first lien mortgage loan included in the trust. See “Risk Factors—Some of the Mortgage Loans Were Originated Simultaneously with Second Liens” in the Prospectus Supplement. The weighted average of the original loan-to-value ratios of the first lien mortgage loans without a related second mortgage lien mortgage loan and the combined loan-to-value ratios of the related first lien mortgage loans, included in the trust, and the second lien mortgage loans, not included in the trust, in each case as of origination, was approximately 69.69%.

Occupancy Types of the Group II Loans

Occupancy (as indicated by borrower)	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
Investor Occupied	276	$ 46,197,858	16.57%	$ 167,384	6.666%	70.69	715	42.65%
Owner Occupied	1,143	221,307,580	79.38	193,620	6.365	73.10	697	51.83
Second Home	75	11,293,301	4.05	150,577	6.667	78.61	711	57.35
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

Documentation Type of the Group II Loans

Documentation Type	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
Full Documentation Provided	357	$ 62,943,511	22.58%	$ 176,312	6.330%	77.38	707	59.36%
No Income / No Asset	314	57,118,253	20.49	181,905	6.482	65.76	697	41.60
No Ratio	97	17,767,410	6.37	183,169	6.552	71.10	711	48.03
Stated Income / Stated Asset	287	58,812,778	21.10	204,923	6.396	71.68	692	42.23
Stated Income / Verified Assets	439	82,156,786	29.47	187,145	6.458	75.77	702	56.48
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

See “—Details of Specific Programs of the Originator” in the Prospectus Supplement for a detailed description of the Originator’s loan programs and documentation requirements.

Credit Scores of the Group II Loans

Credit Score	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
526 -550	1	$ 115,683	0.04%	$ 115,683	8.400%	70.24	533	0.00%
576 - 600	9	1,675,259	0.60	186,140	6.780	59.44	585	0.00
601 - 625	36	6,757,800	2.42	187,717	6.416	71.57	619	39.76
626 - 650	195	37,641,153	13.50	193,032	6.592	71.44	639	50.20
651 - 675	280	50,943,757	18.27	181,942	6.497	73.33	664	50.14
676 - 700	282	51,989,353	18.65	184,359	6.509	74.12	688	51.67
701 - 725	224	41,991,362	15.06	187,461	6.391	73.85	714	50.66
726 - 750	193	36,618,172	13.13	189,731	6.315	75.02	738	57.77
751 - 775	149	28,424,786	10.20	190,770	6.294	72.90	763	49.68
776 - 800	106	19,760,377	7.09	186,419	6.186	69.08	785	48.36
801 - 825	19	2,881,036	1.03	151,633	6.209	60.92	807	27.75
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

Property Types of the Group II Loans

Property Type	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
Single Family	877	$ 159,669,250	57.27%	$ 182,063	6.394%	71.87	696	49.18%

Pud	397	68,595,158	24.60	172,784	6.490	77.16	703	58.69
Condo	105	18,324,207	6.57	174,516	6.537	75.64	710	64.50
2-4 Family	115	32,210,125	11.55	280,088	6.391	67.56	713	31.94
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

Geographic Distribution of Mortgaged Properties of the Group II Loans

State	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
California	408	$ 97,257,650	34.88%	$ 238,377	6.114%	65.35	702	40.72%
Georgia	319	49,374,624	17.71	154,779	6.403	79.21	707	70.52
New York	83	22,133,535	7.94	266,669	6.452	71.58	693	43.40
Florida	95	15,449,181	5.54	162,623	6.816	78.49	702	65.15
New Jersey	71	14,912,554	5.35	210,036	6.753	72.97	689	52.79
Texas	98	11,923,102	4.28	121,664	6.644	79.16	710	27.56
Arizona	43	7,744,846	2.78	180,113	6.740	78.35	694	54.90
Michigan	39	6,516,964	2.34	167,102	6.634	77.42	695	69.20
Connecticut	25	4,907,193	1.76	196,288	6.388	72.38	705	27.85
Pennsylvania	36	4,523,771	1.62	125,660	6.787	76.34	701	31.87
Colorado	20	4,340,338	1.56	217,017	6.556	77.50	703	84.60
Washington	23	4,153,482	1.49	180,586	6.376	79.96	703	75.38
South Carolina	23	3,204,525	1.15	139,327	6.968	81.29	710	59.18
Maryland	18	2,963,581	1.06	164,643	6.856	73.09	710	50.93
Massachusetts	12	2,840,066	1.02	236,672	6.854	71.04	670	30.31
Other	181	26,553,330	9.52	146,703	6.723	78.17	695	48.96
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

No more than approximately 0.95% of the Group II Loans (by aggregate outstanding principal balance as of September 27, 2005) will be secured by mortgaged properties located in any one zip code.

Loan Purposes of the Group II Loans

Loan Purpose	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
Cash Out Refi	536	$ 116,767,992	41.88%	$ 217,851	6.287%	66.18	688	40.72%
Purchase	837	139,990,053	50.21	167,252	6.576	78.89	711	58.00
Rate & Term Refi	121	22,040,694	7.91	182,154	6.224	70.74	700	55.16
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

In general, in the case of a Group II Loan made for “rate and term” refinance purposes, substantially all of the proceeds are used by the mortgagor to pay in full the principal balance of a previous Group II Loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. The Group II Loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous Group II Loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Product Type of the Group II Loans

Product Type	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
30Y Fixed Amort	752	$ 137,904,286	49.46%	$ 183,383	6.401%	70.63	700	0.00%
30Y Fixed Amort (IO)	742	140,894,453	50.54	189,885	6.452	75.17	701	100.00
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

Index Type of the Group II Loans

Index Type	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
Fixed	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

Original Prepayment Penalty Term for the Group II Loans

Original Prepayment Penalty Term (Months)	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans

0	392	$ 71,904,725	25.79%	$ 183,430	6.579%	73.70	701	45.75%
6	5	1,074,362	0.39	214,872	5.760	71.33	716	58.50
12	116	28,716,751	10.30	247,558	6.448	69.20	691	40.68
24	167	28,569,833	10.25	171,077	6.476	73.44	704	50.03
36	699	128,234,129	46.00	183,454	6.350	72.49	700	53.11
60	115	20,298,940	7.28	176,513	6.313	77.51	713	65.46
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

Original Term of the Group II Loans

Original Term (Months)	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
301 - 360	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

Remaining Term of the Group II Loans

Remaining Term (Months)	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
301 - 360	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%

Seasoning of the Group II Loans

Seasoning (Months)	Number of Group II Loans	Aggregate Unpaid Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance	Average Principal Balance	Weighted Average Coupon	Weighted Average Loan-to-Value Ratio	Weighted Average Credit Score	Percentage of Interest Only Group II Loans
0-6	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%
Total	1,494	$ 278,798,739	100.00%	$ 186,612	6.427%	72.92	701	50.54%